                          Van Kampen American Capital


                               GLOBAL GOVERNMENT
                                   SECURITIES



                               SEMI-ANNUAL REPORT
                               NOVEMBER 30, 1997


                                   [ARTWORK]


               --A Wealth of Knowledge . A Knowledge of Wealth--
                          VAN KAMPEN AMERICAN CAPITAL

                   Table of Contents
Letter to Shareholders..............................  1
Performance Results.................................  3
Portfolio Management Review.........................  4
Portfolio of Investments............................  7
Statement of Assets and Liabilities.................  8
Statement of Operations.............................  9
Statement of Changes in Net Assets.................. 10
Financial Highlights................................ 11
Notes to Financial Statements....................... 14

                            Letter to Shareholders


January 5, 1998

Dear Shareholder,

     On August 4, 1997, the announcement of exchange privileges between Van Kampen American Capital and Morgan Stanley funds opened the door to even greater investment opportunities. We are proud to offer an expanded family of mutual funds covering virtually every market and continent. In our view, the rapid appreciation of U.S. stock prices in recent years has created a need for investors to examine their portfolios carefully to ensure proper diversification among domestic and foreign investments. The Morgan Stanley funds, with their emphasis on global markets, can be valuable tools for accomplishing this diversification.

Economic Overview

     After years of breakneck growth and rapid expansion of credit, Asia experienced a rare economic setback during the reporting period. The region's problems first became evident in July, when Thailand responded to a growing deficit in its current account (the broadest measure of a country's trade in goods and services) by devaluing its currency by nearly 40 percent. The Thai government's move set in motion a chain reaction of devaluations in other countries, which ultimately severed much of the region's traditional currency link to the U.S. dollar. At the height of the crisis in October, the Hong Kong dollar, pegged to the American dollar since 1983, came under attack by speculators.

     While Hong Kong officials ultimately used their large reserves to defend the currency and retain the U.S. dollar peg, Asia's turmoil was far from finished. The crisis next spread to South Korea, where that country's ailing financial sector required a massive infusion of liquidity from the International Monetary Fund to stave off widespread bankruptcies. As the reporting period ended, IMF and Korean officials were negotiating the precise terms and amount of the bailout.

     Compared to Asia, economic conditions in Europe and the United States were healthy and tranquil. Europe continued to enjoy solid economic growth with low inflation. The relatively tight fiscal policies required to accomplish a move to a single currency, however, have left Europe's unemployment rate in double digits.

     Strong growth, low inflation and robust job creation continued to characterize the U.S. economic environment during the reporting period. The nation's output of goods and services grew at its fastest pace in nine years during the first quarter before slowing only modestly in the subsequent six months. Meanwhile, unemployment fell to 4.6 percent of the workforce in November, its lowest level since October 1973.

     Despite the thriving labor market and the rapid pace of economic activity, there was little evidence of inflation. Wholesale prices actually fell during each of the first seven months of 1997, the





             Picture of
Dennis J. McDonnell and Don G. Powell

                                       1
                                                           Continued on page two
longest stretch of consecutive monthly declines in history. At the consumer level, prices increased by 1.8 percent over the 12 months through November.

     Several factors contributed to keeping inflation in check. A strong rally in the U.S. dollar helped limit price increases on imported goods. Also, a sharp acceleration in productivity gains allowed employers to offset the cost of higher worker salaries without significantly raising prices.

Market Review

     The deflationary impact of the Asian economic crisis helped to keep downward pressure on global interest rates, with long-term bond yields in the United States and most of Europe closing the reporting period at levels ranging from five percent and six percent. The widespread decline in bond yields helped to offset the effects of the strong U.S. dollar. In the six months through November, the J.P. Morgan Traded Government Bond Index gained 3.80 percent in dollar terms. The top-performing government fixed-income market was the United Kingdom, which gained 10.83 percent. Meanwhile, government bond markets in the United States and Italy each climbed more than seven percent in dollar terms.

Outlook

     We expect that the recent upheaval in Southeast Asia will have a generally positive effect on global fixed-income investments. Reduced demand for American goods in Asia will exert a mild drag on the U.S. economy in coming months. But while corporate profits could suffer, slower economic growth would help to mitigate the inflationary pressures caused by the strong domestic labor market. This scenario is especially favorable for U.S. government bonds.

     In Japan, interest rates have declined to levels that we believe sufficiently discount a worsening of that country's already-tenuous economic circumstances. We expect that European interest rates will remain generally stable, as long-term bond yields in those countries participating in Monetary Union have converged to nearly identical levels.

     The return of significant volatility to global financial markets in recent months is a reminder of the ongoing need to monitor your portfolio carefully for proper diversification among asset classes. We urge our fund shareholders to use this opportunity to consider how their holdings are currently divided among the three major asset classes of stocks, bonds, and cash. Uneven moves in the various markets can distort a carefully planned investment program. We encourage you to review your portfolio with an eye toward correcting imbalances in the way your assets are allocated.

Sincerely,


/s/Don G. Powell                       /s/ Dennis J. McDonnell
--------------------------             -----------------------------
Don G. Powell                          Dennis J. McDonnell
Chairman                               President
Van Kampen American Capital            Van Kampen America Capital
Asset Management, Inc.                 Asset Management, Inc.

          Performance Results for the Period Ended November 30, 1997

         Van Kampen American Capital Global Government Securities Fund


                                              A Shares    B Shares    C Shares
Total Returns


Six-month total return based on NAV/1/           3.27%       2.71%       2.73%

Six month total return/2/                       (1.65%)     (1.28%)      1.74%

One-year total return/2/                        (5.79%)     (5.55%)     (2.79%)

Five-year average annual total return/2/         4.05%       4.06%        N/A

Life-of-Fund average annual total return/2/      3.63%       3.73%       3.40%

Commencement Date                             11/15/91    11/15/91    04/12/93


Distribution Rate and Yield

Distribution rate/3/                             6.17%       5.66%       5.71%

SEC Yield/4/                                     3.62%       3.04%       3.07%


N/A-Not Applicable.

/1/Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

/2/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

/3/Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

/4/SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending November 30, 1997.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                          Portfolio Management Review

         Van Kampen American Capital Global Government Securities Fund


The following is an interview with the management team of the Van Kampen American Capital Global Government Securities Fund. As of April 1, 1997, the Fund is managed by portfolio managers Michael B. Kushma, Robert M. Smith, J. David Germany, and Paul F. O'Brien, Morgan Stanley Asset Management Inc., subadviser to the Fund.

[Q] How would you characterize the market conditions in which the Fund operated during the six-month period ended November 30, 1997?

[A] During the reporting period, there were several prevailing trends in the global marketplace:

 .    Bond yields in Europe fell to historically low levels as budget deficits declined and inflation remained benign. Also, long-term interest rates converged among nations considered candidates for participation in the Monetary Union.

 .    The shaky status of Japan's financial system caused a "flight to quality"
     among that country's investors. The resulting demand for Japanese government bonds pushed long-term yields below two percent.

 .    The U.S. dollar appreciated against most major currencies. A strong domestic economy attracted foreign money into U.S. capital markets while encouraging American investors to keep funds at home. However, appreciation in the greenback limited gains in dollar terms for overseas bond investments. The following table displays dollar-based total returns for government bond indices included among the J.P. Morgan Traded Government Bond Index over the period ended November 30, 1997:

                                              Six months       12 months
                                              ----------       ---------
  Australia..................................   -2.94% .......  -6.90%
  Belgium....................................    0.20% .......  -7.56%
  Canada.....................................    3.54% .......   2.19%
  Denmark....................................    1.04% .......  -4.66%
  France.....................................    1.61% .......  -6.05%
  Germany....................................   -0.24% .......  -7.94%
  Italy......................................    7.46% .......  -0.44%
  Japan......................................   -3.31% .......  -5.89%
  Netherlands................................   -0.13% .......  -8.07%
  Spain......................................    2.33% .......  -3.33%
  Sweden.....................................    5.27% .......  -5.47%
  United Kingdom.............................   10.83% .......  12.39%
  United States..............................    7.05% .......   7.84%

[Q] What significant investment techniques and strategies were used to pursue the Fund's investment objective?

[A] Our investment strategy consists of a top-down asset allocation process in which bond and currency exposure are analyzed and managed separately. The Fund's country allocations, compared to the J. P. Morgan Global Traded Government Index, were as follows:

 .    The Fund was significantly underweighted in Japan as low nominal and inflation-adjusted interest rates limited potential for further price appreciation.

 .    The Fund was fully weighted in American bonds as inflation-adjusted interest rates in the United States remained at attractive levels.

 .    The Fund was neutral in its overall European weighting. Within Europe itself, the Fund was overweighted in Denmark, Sweden, and the United Kingdom. Each of these countries has chosen not to participate in the European Monetary Union (EMU), thus creating an interest-rate premium. The Fund compensated by underweighting positions in France, Belgium, and the Netherlands.

 .    Australian bonds were added as the looming recession in Asia made it likely that reduced imports will restrain growth among Pacific Rim neighbors.

[Q]  How has the Fund performed during the reporting period?


[A] The Fund achieved a six-month total return of 3.27 percent/1/ (Class A shares at net asset value) as of November 30, 1997. During the same period, the J. P. Morgan Global Traded Government Index produced a total return of
     3.80 percent. Please keep in mind that this is an unmanaged index comprised of major foreign and U.S. government bonds, weighted by the total market value of each country's securities. It reflects variations in currency value with all results measured in U.S. dollar terms. Also, keep in mind that it does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Please refer to the chart on page three for additional Fund performance results.

What is the outlook for the months ahead?

[A] The Fund's portfolio is structured to benefit from a convergence between bond yields in Japan and those in the United States and Europe. We believe that Japanese bonds remain relatively expensive, and are priced to reflect a worsening of the already-grim economic conditions in that country. While further deterioration is possible, we believe the greater likelihood is that the worse-case scenario of widespread deflation will not occur, causing Japanese bond yields to rise.

     Meanwhile, the outlook for interest rates is more balanced in the United States and Europe. We anticipate that the United States economy will remain on the solid growth, low-inflation path that has characterized its performance in recent years. In this environment, we expect the U.S. dollar to retain most of its recent gains and long-term yields to remain near current levels. Within Europe, the Fund will continue to take advantage of the higher yields available in countries not participating in the Monetary Union. We expect Denmark, Sweden, and the United Kingdom to eventually participate in EMU, creating significant appreciation in their bond prices.



/s/ Michael B. Kushma                       /s/ Robert M. Smith
---------------------------                 ---------------------------
Michael B. Kushma                           Robert M. Smith
Portfolio Manager                           Portfolio Manager
Morgan Stanley Asset Management Inc.        Morgan Stanley Asset Management Inc.



/s/ J. David Germany                        /s/ Paul F. O'Brien
---------------------------                 ---------------------------
J. David Germany                            Paul F. O'Brien
Portfolio Manager                           Portfolio Manager
Morgan Stanley Asset Management Inc.        Morgan Stanley Asset Management Inc.

                           Portfolio of Investments

                         November 30, 1997 (Unaudited)

==========================================================================================
Par
Amount
(000)    Description                           Coupon         Maturity        Market Value
------------------------------------------------------------------------------------------
United States Government & Government Agency Obligations 50.8%
$   697  Government National Mortgage Association
         Pools...............................   8.000%  03/15/01 to 12/15/25   $   721,048
  7,700  U.S. Treasury Bonds (a).............  12.000         05/15/05          10,481,625
  4,800  U.S. Treasury Bonds (a).............   8.125         08/15/19           5,936,256
 20,500  U.S. Treasury Notes (a).............   9.125         05/15/99          21,444,845
                                                                               -----------
Total Long-Term Investments
    (Cost $37,884,544)......................................................    38,583,774
                                                                               -----------
Short-Term Investments 49.4%

         United States Government & Government
         Agency Obligations 48.7%
  4,000  Federal Home Loan Bank Discount Note
         (yielding 5.462%, 12/04/97 maturity)...............................     3,998,183
  4,000  Federal Home Loan Bank Discount Note
         (yielding 5.453%, 12/105/97 maturity)..............................     3,997,587
 15,000  Federal Loan Mortgage Discount Note
         (yielding 5.488%, 12/11/97 maturity)...............................    14,977,167
 10,000  Federal National Mortgage Association Discount Note
         (yielding 5.441%, 12/02/97 maturity)...............................     9,998,492
  4,000  Federal National Mortgage Association Discount Note
         (yielding 5.468%, 12/11/97 maturity)...............................     3,993,933
                                                                               -----------

         Total United States Government & Government
         Agency Obligations.................................................    36,965,362
         Commercial Paper 0.7%
    516  State Street Bank and Trust (yielding 5.000%, 12/01/97 maturity)...       516,000
                                                                               -----------
Total Short-Term Investments
    (Cost $37,481,362)......................................................    37,481,362
                                                                               -----------
Total Investments 100.2%
    (Cost $75,365,906)......................................................    76,065,136
Foreign Currency, Various Denominations 0.0%
    (Cost $17,290)..........................................................        17,190
Liabilities in Excess of Other Assets (0.2%)................................      (170,971)
                                                                               -----------
Net Assets 100.0%...........................................................   $75,911,355
                                                                               ===========

(a) Assets segregated as collateral for forward purchase commitments.


                                       7       See Notes to Financial Statements

                      Statement of Assets and Liabilities

                         November 30, 1997 (Unaudited)

===========================================================================
Assets:
Total Investments (Cost $75,365,906).........................  $ 76,065,136
Foreign Currency (Cost $17,290)..............................        17,190
Cash.........................................................           897
Receivables:
  Interest...................................................       202,922
  Fund Shares Sold...........................................       145,012
Forward Currency Contracts and Forward Commitments...........       221,921
Other........................................................         7,679
                                                               ------------
     Total Assets............................................    76,660,757
                                                               ------------
Liabilities:
Payables:
  Fund Shares Repurchased....................................       346,887
  Income Distributions.......................................       168,436
  Distributor and Affiliates.................................        82,639
  Investment Advisory Fee....................................        48,555
Accrued Expenses.............................................        65,825
Trustees' Deferred Compensation and Retirement Plans.........        37,060
                                                               ------------
     Total Liabilities.......................................       749,402
                                                               ------------
Net Assets...................................................  $ 75,911,355
                                                               ============
Net Assets Consist of:
Capital......................................................  $113,328,910
Net Unrealized Appreciation..................................       949,455
Accumulated Distribution in Excess of Net Investment Income..      (835,939)
Accumulated Net Realized Loss................................   (37,531,071)
                                                               ------------
Net Assets...................................................  $ 75,911,355
                                                               ============
Maximum Offering Price Per Share:
Class A Shares:

  Net asset value and redemption price per share
  (Based on net assets of $21,543,442 and 2,838,905
  shares of beneficial interest issued and outstanding)......  $       7.59
  Maximum sales charge (4.75%* of offering price)............           .38
                                                               ------------
  Maximum offering price to public...........................  $       7.97
                                                               ============
Class B Shares:

  Net asset value and offering price per share
  (Based on net assets of $49,823,221 and 6,528,279
  shares of beneficial interest issued and outstanding)......  $       7.63
                                                               ============
Class C Shares:

  Net asset value and offering price per share
  (Based on net assets of $4,544,692 and 600,352 shares
  of beneficial interest issued and outstanding).............  $       7.57
                                                               ============

* On sales of $100,000 or more, the sales charge will be reduced.

                                       8       See Notes to Financial Statements

                            Statement of Operations

            For the Six Months Ended November 30, 1997 (Unaudited)

=============================================================================
Investment Income:
Interest (Net of foreign withholding taxes of $4,104)............  $2,616,035
                                                                   ----------
Expenses:
Distribution (12b-1) and Service Fees (Attributed to Classes A,
  B and C of $29,680, $266,399 and $25,756, respectively)........     321,835
Investment Advisory Fee..........................................     308,155
Shareholder Services.............................................     202,921
Custody..........................................................      68,358
Legal............................................................       8,281
Trustees' Fees and Expenses......................................       6,140
Other............................................................     106,411
                                                                   ----------
     Total Expenses..............................................   1,022,101
                                                                   ----------
Net Investment Income............................................  $1,593,934
                                                                   ==========
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
  Investments....................................................  $  437,542
  Forward Commitments............................................   1,098,783
  Foreign Currency Transactions..................................     (21,771)
                                                                   ----------
Net Realized Gain................................................   1,514,554
                                                                   ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period........................................   1,613,248
                                                                   ----------
  End of the Period:
     Investments.................................................     699,230
     Forward Commitments.........................................     254,793
     Foreign Currency Translation................................      (4,568)
                                                                   ----------
                                                                      949,455
                                                                   ----------
Net Unrealized Depreciation During the Period....................    (663,793)
                                                                   ----------
Net Realized and Unrealized Gain.................................    $850,761
                                                                   ==========
Net Increase in Net Assets from Operations.......................  $2,444,695
                                                                   ==========

                                       9       See Notes to Financial Statements

                      Statement of Changes in Net Assets

              For the Six Months Ended November 30, 1997 and the
                      Year Ended May 31, 1997 (Unaudited)
=============================================================================

                                                      Six Months Ended     Year Ended
                                                     November 30, 1997   May 31, 1997
--------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income..................................   $  1,593,934   $  7,404,343
Net Realized Gain/Loss.................................      1,514,554     (9,480,352)
Net Unrealized Appreciation/Depreciation
  During the Period....................................       (663,793)     5,119,861
                                                          ------------   ------------
Change in Net Assets from Operations...................      2,444,695      3,043,852
                                                          ------------   ------------
Distributions from Net Investment Income:
  Class A Shares.......................................       (799,270)    (2,102,906)
  Class B Shares.......................................     (1,571,348)    (4,816,433)
  Class C Shares.......................................       (153,643)      (459,054)
                                                          ------------   ------------
Total Distributions....................................     (2,524,261)    (7,378,393)
                                                          ------------   ------------
Net Change in Net Assets from
  Investment Activities................................        (79,566)    (4,334,541)
                                                          ------------   ------------
From Capital Transactions:
Proceeds from Shares Sold..............................      6,098,684      8,442,389
Net Asset Value of Shares Issued
  Through Dividend Reinvestment........................      1,478,168      4,489,376
Cost of Shares Repurchased.............................    (19,789,289)   (63,966,605)
                                                          ------------   ------------
Net Change in Net Assets from
  Capital Transactions.................................    (12,212,437)   (51,034,840)
                                                          ------------   ------------
Total Decrease in Net Assets...........................    (12,292,003)   (55,369,381)
Net Assets:
Beginning of the Period................................     88,203,358    143,572,739
                                                          ------------   ------------
End of the Period
  (Including accumulated undistributed net investment
  income of $(835,939) and $94,388, respectively)......   $ 75,911,355   $ 88,203,358
                                                          ============   ============

                                       10       See Notes to Financial Statement

                             Financial Highlights

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)


                                                                               Year Ended May 31,
                                                    Six Months Ended   ----------------------------------
Class A Shares                                     November 30, 1997   1997(a)   1996     1995     1994
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..................   $ 7.604   $ 7.92   $ 8.24   $ 8.26   $  9.01
                                                             -------   ------   ------   ------   -------
  Net Investment Income...................................      .167     .526      .56      .60       .78
  Net Realized and Unrealized Gain/Loss...................      .073    (.310)   (.328)   (.016)   (.5715)
                                                             -------   ------   ------   ------   -------
Total from Investment Operations..........................      .240     .216     .232     .584     .2085
                                                             -------   ------   ------   ------   -------
Less:
  Distributions from and in Excess of
    Net Investment Income.................................      .255     .532     .552     .604      .726
  Distributions from and in Excess of
    Net Realized Gain.....................................       -0-      -0-      -0-      -0-     .2325
                                                             -------   ------   ------   ------   -------
Total Distributions.......................................      .255     .532     .552     .604     .9585
                                                             -------   ------   ------   ------   -------
Net Asset Value, End of the Period........................   $ 7.589   $7.604   $ 7.92   $ 8.24   $  8.26
                                                             =======   ======   ======   ======   =======
Total Return (b)..........................................      3.27%*   2.65%    2.81%    7.52%     1.89%
Net Assets at End of the Period (In millions).............   $  21.5   $ 25.7   $ 36.4   $ 47.9   $  62.8
Ratio of Expenses to Average Net Assets (c)...............      1.95%    1.57%    1.51%    1.42%     1.45%
Ratio of Net Investment Income to
  Average Net Assets (c)..................................      4.42%    6.58%    6.66%    7.18%     8.12%
Portfolio Turnover........................................        46%*    161%     239%     209%      236%

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

*   Non-Annualized


                       Financial Highlights (Continued)
The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
===============================================================================


                                                  Six Months Ended            Year Ended May 31,
                                                                     ------------------------------------
Class B Shares                                   November 30, 1997   1997(a)    1996     1995      1994
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.............      $ 7.645   $ 7.96     $ 8.28   $ 8.30   $  9.04
                                                           -------   ------     ------   ------   -------
  Net Investment Income..............................         .135     .477        .49      .53       .69
  Net Realized and Unrealized Gain/Loss..............         .077    (.320)     (.318)   (.006)   (.5435)
                                                           -------   ------     ------   ------   -------
Total from Investment Operations.....................         .212     .157       .172     .524     .1465
                                                           -------   ------     ------   ------   -------
Less:
  Distributions from and in Excess of
    Net Investment Income............................         .225     .472       .492     .544      .654
  Distributions from and in Excess of
    Net Realized Gain................................          -0-      -0-       -0-       -0-     .2325
                                                          --------   ------     ------   ------   -------
Total Distributions..................................         .225     .472       .492     .544     .8865
                                                          --------   ------     ------   ------   -------
Net Asset Value, End of the Period...................     $  7.632   $7.645     $ 7.96   $ 8.28   $  8.30
                                                          ========   ======     ======   ======   =======
Total Return (b).....................................         2.71%*   2.00%      2.06%    6.69%     1.07%
Net Assets at End of the Period (In millions)........     $   49.8   $ 56.9     $ 97.7   $123.4   $ 147.5
Ratio of Expenses to Average Net Assets (c)..........         2.71%    2.33%      2.27%    2.18%     2.22%
Ratio of Net Investment Income to
  Average Net Assets (c).............................         3.66%    5.86%      5.91%    6.41%     7.30%
Portfolio Turnover...................................           46%*    161%       239%     209%      236%

(a) Based on average month-end shares outstanding.
(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.
*   Non-Annualized

                                       12
                                               See Notes to Financial Statements



                       Financial Highlights (Continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
=====================================================================================================
                                                                           Year Ended May 31,
                                                Six Months Ended   ----------------------------------
Class C Shares                                  November 30, 1997  1997(a)   1996     1995     1994
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.............     $ 7.585   $ 7.91   $ 8.22   $ 8.25   $ 8.99
                                                          -------   ------   ------   ------   ------
  Net Investment Income...............................       .089     .471      .46      .51      .63
  Net Realized and Unrealized Gain/Loss..............        .121    (.324)   (.278)    .004   (.4835)
                                                          -------   ------   ------   ------   ------
Total from Investment Operations.....................        .210     .147     .182     .514    .1465
                                                          -------   ------   ------   ------   ------
Less:
Distributions from and in Excess of Net
 Investment Income...................................        .225     .472     .492     .544     .654
Distributions from and in Excess of Net
 Realized Gain.......................................         -0-      -0-      -0-      -0-    .2325
                                                          -------   ------   ------   ------   ------
Total Distributions..................................        .225     .472     .492     .544    .8865
                                                          -------   ------   ------   ------   ------
Net Asset Value, End of the Period...................     $ 7.570   $7.585   $ 7.91   $ 8.22   $ 8.25
                                                          =======   ======   ======   ======   ======
Total Return (b).....................................        2.73%*   1.88%    2.20%    6.60%    1.19%
Net Assets at End of the Period (In millions)........     $   4.6   $  5.6   $  9.5   $ 18.5   $ 23.5
Ratio of Expenses to Average Net Assets (c)..........        2.71%    2.33%    2.27%    2.18%    2.22%
Ratio of Net Investment Income to
 Average Net Assets (c)..............................        3.66%    5.84%    5.91%    6.42%    7.13%
Portfolio Turnover...................................          46%*    161%     239%     209%     236%

(a) Based on average month-end shares outstanding.
(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

    *Non-Annualized

                                      13
                                               See Notes to Financial Statements

                        Notes to Financial Statements

                        November 30, 1997 (Unaudited)


1.  Significant Accounting Policies

Van Kampen American Capital Global Government Securities Fund (the "Fund") is organized as a series of Van Kampen American Capital World Portfolio Series Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek total return through a managed balance of foreign and domestic debt securities. Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. The Fund commenced investment operations on November 15, 1991. The distribution of the Fund's Class C shares commenced on April 12, 1993.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation--Investments are stated at values using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

                        November 30, 1997 (Unaudited)


C. Investment Income--Interest income is recorded on an accrual basis. The Fund accounts for discounts and premiums on the same basis as is used for federal income tax reporting. Accordingly, original issue discounts on debt securities purchased are amortized over the life of the security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. Currency Translation--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Time. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

E. Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     At November 30, 1997, for federal income tax purposes, cost is $75,383,118, the aggregate gross unrealized appreciation is $3,056,318, and the aggregate gross unrealized depreciation is $2,106,863, resulting in net unrealized appreciation on investments, foreign currency contracts, forward commitments and foreign currencies of $949,455.

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At May 31, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $32,183,105, which will expire between May 31, 2003 and May 31, 2005. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

F. Distribution of Income and Gains--The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes. Net realized gains on securities, if any, are distributed annually.

                        November 30, 1997 (Unaudited)


2. Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly. Investment advisory fees are calculated monthly, based on the average daily net assets of the Fund at the annual rate of .75%. The Adviser has entered into a subadvisory agreement with Morgan Stanley Asset Management, Inc. (the "Subadviser"), who provides advisory services to the Fund and the Adviser with respect to the Fund's investments. The Adviser pays 50% of its investment advisory fee to the Subadviser.

     For the six months ended November 30, 1997, the Fund recognized expenses of approximately $8,300, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the six months ended November 30, 1997, the Fund recognized expenses of approximately $10,800 representing VKAC's cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended November 30, 1997, the Fund recognized expenses of approximately $129,000, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

                         November 30, 1997 (Unaudited)
================================================================================
3. Capital Transactions

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

     At November 30, 1997, capital aggregated $32,406,285, $72,841,420 and
$8,081,205 for Classes A, B and C, respectively. For the six months ended November 30, 1997, transactions were as follows:


                                           Shares              Value
====================================================================

Sales:
  Class A.........................        132,443       $  1,005,797
  Class B.........................        655,149          4,948,092
  Class C.........................         19,046            144,795
                                       ----------       ------------
Total Sales.......................        806,638       $  6,098,684
                                       ==========       ============
Dividend Reinvestment:
  Class A.........................         66,579       $    505,832
  Class B.........................        116,957            893,497
  Class C.........................         10,406             78,839
                                       ----------       ------------
Total Dividend Reinvestment.......        193,942       $  1,478,168
                                       ==========       ============
Repurchases:
  Class A.........................       (734,447)      $ (5,572,620)
  Class B.........................     (1,685,147)       (12,889,856)
  Class C.........................       (174,666)        (1,326,813)
                                       ----------       ------------
Total Repurchases.................     (2,594,260)      $(19,789,289)
                                       ==========       ============


                    November 30, 1997 (Unaudited)

=================================================================
     At May 31, 1997, capital aggregated $36,467,276, $79,889,687 and $9,184,384 for Classes A, B and C, respectively. For the year ended May 31, 1997, transactions were as follows:

                                             Shares          Value
==================================================================
Sales:
  Class A.............................      415,170   $  3,285,624
  Class B.............................      612,589      4,868,118
  Class C.............................       36,431        288,647
                                          ---------   ------------
Total Sales...........................    1,064,190   $  8,442,389
                                          =========   ============

Dividend Reinvestment:
  Class A.............................      169,671   $  1,338,753
  Class B.............................      365,738      2,907,050
  Class C.............................       30,907        243,573
                                          ---------   ------------
Total Dividend Reinvestment...........      566,316   $  4,489,376
                                          =========   ============
Repurchases:
  Class A.............................   (1,805,879)  $(14,262,345)
  Class B.............................   (5,798,718)   (45,573,947)
  Class C.............................     (523,469)    (4,130,313)
                                          ---------   ------------
Total Repurchases.....................   (8,128,066)  $(63,966,605)
                                          =========     ==========

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                               Contingent Deferred
                                                   Sales Charge
                                               -------------------
Year of Redemption                             Class B     Class C
==================================================================
First..................................          4.00%       1.00%
Second.................................          4.00%        None
Third..................................          3.00%        None
Fourth.................................          2.50%        None
Fifth..................................          1.50%        None
Sixth and Thereafter...................           None        None

                         November 30, 1997 (Unaudited)


     For the six months ended November 30, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $800 and CDSC on the redeemed shares of approximately $87,000. Sales charges do not represent expenses of the Fund.

4. Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and forward commitments, were $39,090,453 and $54,829,909, respectively.

5. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency exposure, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward commitment. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward commitment.

A. Forward Purchase Commitment--The Fund trades certain securities under the terms of forward purchase commitments, whereby the settlement occurs at a specific future date. Forward purchase commitments are privately negotiated transactions between the Fund and dealers. While forward purchase commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. The forward purchase commitments are marked to market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation on forward commitments.


                                   Notes to Financial Statements (Continued)
                                          November 30, 1997 (Unaudited)
==================================================================================================================
                The following forward purchase commitments were outstanding at November 30,1997:
Par Amount
in Local                                                                                                Unrealized
Currency                                                             Settlement         Current      Appreciation/
(000)             Description                                              Date           Value       Depreciation
==================================================================================================================
    2,250-AU$     Australia (Commonwealth of),
                  9.00%, 09/15/04 maturity..........................   01/21/98     $ 1,781,572          $(28,847)
    2,250-AU$     Australia (Government of),
                  9.00%, 09/15/04 maturity..........................   01/29/98       1,782,612            58,931
    1,700-CA$     Canada (Government of),
                  7.50%, 03/01/01 maturity..........................   01/28/98       1,271,181               (44)
      850-CA$     Canada (Government of),
                  9.75%, 06/01/21 maturity..........................   01/29/98         882,961            31,141
   11,700-DKK     Denmark (Kingdom of),
                  8.00%, 05/15/03 maturity..........................   01/29/98       1,944,802            15,079
    4,900-DKK     Denmark (Kingdom of),
                  8.00%, 03/15/06 maturity..........................   12/09/97         833,519            21,913
    1,600-DEM     Germany (Federal Republic of),
                  6.25%, 01/04/24 maturity..........................   01/23/98         933,630            11,346
    4,400-DEM     Germany (Treuhandanstalt),
                  7.50%, 09/09/04 maturity..........................   01/23/98       2,793,439            21,801
    5,800-DEM     Germany (Treuhandanstalt),
                  7.00%, 11/25/99 maturity..........................   02/03/98       3,437,180            22,301
    5,100-DEM     Germany Unity (Federal Republic),
                  8.00%, 01/21/02 maturity..........................   01/23/98       3,209,266            22,308
    1,000-IEP     Ireland (Republic of),
                  8.00%, 08/18/06 maturity..........................   03/06/98       1,688,243            21,091
6,000,000-ITL     Italy (Republic of),
                  9.50%, 02/01/06 maturity..........................   01/30/98       4,284,747            97,900
   70,000-JPY     Japan (Government of),
                  5.50%, 03/20/02 maturity..........................   01/21/98         646,310             5,816
  240,000-JPY     Japan (Government of),
                  5.50%, 03/20/02 maturity..........................   01/29/98       2,214,029            11,337
  410,000-JPY     Japan (Government of),
                  3.40%, 06/20/05 maturity..........................   01/29/98       3,572,617            33,354
   21,000-SEK     Sweden (Kingdom of),
                  6.00%, 02/09/05 maturity..........................   01/29/98       2,692,050           (12,317)
   20,000-SEK     Sweden (Kingdom of),
                  13.00%, 06/15/01 maturity..........................  01/29/98       3,139,753           (17,354)
    2,200-GBP     United Kingdom,
                  7.75%, 09/08/06 maturity..........................   01/23/98       4,007,928            (8,718)
      900-GBP     United Kingdom,
                  8.00%, 06/07/21 maturity..........................   01/23/98       1,818,613            11,937
                                                                                    -----------          --------
                                                                                    $42,934,452          $318,975
                                                                                    ===========          ========

                         November 30, 1997 (Unaudited)


B. Closed but Unsettled Forward Commitments--In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transaction at the time the forward commitment is closed. However, settlement of both the purchase and sale is still scheduled to occur in the denominated foreign currency at a future date. The net difference in the amount of foreign currency on the trade is marked to market daily with any fluctuation included as a component of unrealized gain/loss on forward contracts.

     The following closed but unsettled forward transactions were outstanding at November 30, 1997:


                                                                  Unrealized
                                                                   Gain/Loss
                                            Local Currency          on Net       US$ Net
                                        -----------------------    Currency    Receivable
Description/Currency                    Receivable      Payable   Difference    (Payable)
-----------------------------------------------------------------------------------------
Germany (Treuhandanstalt) -- Mark
  (1,900,000 par, 7.50%, 09/09/04)       2,147,222    2,163,676   $  13,978    $  (9,330)
German Unity (Federal) -- Mark
  (1,000,000 par, 8.00%, 01/21/02)       1,102,344    1,102,444     (15,806)         (57)
United Kingdom (Treasury) -- Pound
  (300,000 par, 7.75%, 09/08/06)           328,930      332,961     (24,202)      (6,808)
Japan (Govt. of) -- Yen
  (250,000,000 par, 3.10%, 09/20/06)   270,165,240  269,365,130      48,976        6,269
                                                                  ---------    ---------
                                                                  $  22,946    $  (9,926)
                                                                  =========    =========

                        November 30, 1997 (Unaudited)
==============================================================================
C. Forward Currency Contracts-A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forward contracts.

     The following forward currency contracts were outstanding as of November 30, 1997:

                                                                     Unrealized
                                                   Current        Appreciation/
Description                                          Value         Depreciation
===============================================================================
Long Contracts
Australian Dollar,
  1,000,000 expiring 02/17/98...............   $   684,255           $ (20,595)
Canadian Dollar,
  1,100,000 expiring 12/19/97...............       773,276             (25,388)
  3,800,000 expiring 01/27/98...............     2,675,770             (81,250)
Swiss Franc,
  800,000 expiring 12/05/97.................       561,604              (7,791)
German Mark,
  4,854,369 expiring 12/05/97...............     2,753,911              71,198
  865,590 expiring 12/05/97.................       491,054              12,695
  4,234,298 expiring 12/05/97...............     2,402,141              44,711
  4,400,000 expiring 12/12/97...............     2,497,253              58,229
  16,512,090 expiring 01/09/98..............     9,387,534             116,287
  4,450,000 expiring 01/27/98...............     2,532,553             (26,389)
  400,000 expiring 02/04/98.................       227,738               1,160
Danish Krone,
  10,200,000 expiring 01/09/98..............     1,523,146              20,937
  7,200,000 expiring 02/04/98...............     1,076,473             (23,049)
Spanish Peseta,
  830,000,000 expiring 12/05/97.............     5,567,341             119,717
  75,000,000 expiring 02/05/97..............       503,073                 224
British Pound Sterling,
  4,350,000 expiring 01/27/98...............     7,325,970             296,370
Italian Lira,
  9,400,000,000 expiring 01/27/98...........     5,439,215             (47,593)
  102,000,000 expiring 02/04/98.............        59,021                (779)
Japanese Yen,
  425,000,000 expiring 01/09/98.............     3,354,251            (178,584)
  190,000,000 expiring 01/09/98.............     1,499,547             (11,748)
  310,000,000 expiring 01/27/98.............     2,452,818            (143,497)
Swedish Krona,
  12,830,000 expiring 12/05/97..............     1,662,094              22,058
  18,600,000 expiring 12/05/97..............     2,409,583             (35,532)
                                               -----------           ---------
  Total Long Contracts......................    57,859,621             161,391
                                               -----------           ---------


                  Notes to Financial Statements (Continued)
                        November 30, 1997 (Unaudited)
===============================================================================
                                                                     Unrealized
                          Original                  Current       Appreciation/
Description                  Value                    Value        Depreciation
===============================================================================
Forward Currency Contracts (Continued)
Short Contracts
Canadian Dollar,
  4,000,000 expiring 12/05/97....................  $  2,808,021    $  (125,308)
German Mark,
  4,500,000 expiring 12/05/97....................     2,552,876        (40,313)
  984,737 expiring 12/05/97......................       558,647         10,748
  1,000,000 expiring 12/05/97....................       567,306         17,979
  3,100,000 expiring 12/12/97....................     1,759,428          1,135
  1,100,000 expiring 01/09/98....................       625,377         16,135
Spanish Peseta,
  360,000,000 expiring 12/05/97..................      2,414,750       (57,320)
  75,000,000 expiring 12/05/97...................        503,073         9,642
British Pound Sterling,
  600,000 expiring 12/05/97......................      1,013,026       (48,826)
  300,000 expiring 12/05/97......................        506,513       (28,154)
  150,000 expiring 12/05/97......................        253,256           514
Italian Lira,
  1,800,000,000 expiring 02/04/98................      1,041,540        (4,751)
                                                   -------------   -----------
  Total Short Contracts                            $  14,603,813   $  (248,519)
                                                   -------------   -----------
                                                                   $   (87,128)
                                                                   ===========




6. Distribution and Service Plans

     The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% for Class A and 1.00% each for Class B and Class C shares are accrued daily. Included in these fees for the six months ended November 30, 1997, are payments to VKAC of approximately $205,300.

Van Kampen American Capital Global Government Securities Fund

Board of Trustees

J. Miles Branagan
Richard M. DeMartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Jerome L. Robinson
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen* -- Chairman

Officers

Dennis J. McDonnell*
 President

Ronald A. Nyberg*
 Vice President and Secretary

Edward C. Wood, III*
 Vice President and Chief Financial Officer

Curtis W. Morell*
 Vice President and Chief Accounting Officer

John L. Sullivan*
 Treasurer

Tanya M. Loden*
 Controller

Peter W. Hegel*

Alan T. Sachtleben*

Paul R. Wolkenberg*
 Vice Presidents

Investment Adviser

Van Kampen American Capital
Asset Management, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Investment Subadviser

Morgan Stanley Asset
Management, Inc.
1585 Broadway
New York, New York 10036

Distributor

Van Kampen American Capital
Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent

ACCESS Investor
Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants

Price Waterhouse LLP
200 E.Randolph
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc., 1998
     All rights reserved.

/SM/  denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After March 31, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                                   Bulk Rate
                                  U.S. Postage
                                      PAID
                                   VAN KAMPEN
                                AMERICAN CAPITAL


Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181